UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Smith Barney

Real Return Strategy Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney

Real Return Strategy Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The Fund seeks capital appreciation and income.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)i growth was 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates eleven times from June 2004 through September 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments two additional times in the fourth quarter. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the three-month period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 2.09%. While corporate profits remained strong during the period, they were sometimes overshadowed by rising interest rates and high oil prices.

Looking at the three-month period in more detail, mid-cap stocks generally outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 2.35%, 2.12%, and 1.13%, respectively. From an investment style perspective, growth stocks generally outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 2.86% and 1.21%, respectively, for the three-months ended December 31, 2005.

Smith Barney Real Return Strategy Fund         I

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and sub-advisory contracts to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager and new sub-advisory contracts, which became effective on December 1, 2005.

On or about April 7, 2006 the Smith Barney Real Return Strategy Fund will be renamed Legg Mason Partners Real Return Strategy Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Smith Barney Real Return Strategy Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

Smith Barney Real Return Strategy Fund         III

Manager Overview

Special Shareholder Notices

This report covers the three-month period ended December 31, 2005 and is being produced because the Fund recently changed its fiscal year-end from September 30 to December 31.

Effective February 1, 2006, Smith Barney Fund Management LLC (the “Manager”), the Fund’s investment manager, assumed portfolio management responsibilities for the Fund’s energy securities, real estate securities and metals and mining securities segments. As a result, the identity of these segments’ portfolio managers and the manner in which these segments are managed have changed. Descriptions of the new portfolio managers and the segment management changes are contained in a supplement dated February 1, 2006 to the Fund’s most recent prospectus that recently was mailed to Fund shareholders. The sub-advisory contracts with Citigroup Asset Management Limited with respect to the Fund’s energy securities segment and with TIMCO Asset Management, Inc. with respect to the Fund’s real estate securities and metals and mining securities segments have been terminated.

The Manager anticipates that implementation of the investment approaches used by the new segment managers initially will result in more portfolio turnover than is typical for the Fund, which will produce transaction costs. The Manager intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders who do not hold Fund shares in tax-advantaged accounts and could lower the Fund’s after-tax performance.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Throughout the reporting period, investors remained focused on rising short-term interest rates and volatile commodity prices. As widely anticipated by the markets, the Federal Reserve Board (“Fed”)i continued to raise rates in a measured pace. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rateii fourteen times, bringing it from 1.00% to 4.50% by January of 2006. This has caused short-term yields to rise sharply. However, as has been the case since mid-2004, longer-term yields did not suffer a sustained rise during the reporting period. This was due, in part, to strong demand by foreign investors.

After rising sharply for most of the previous two years, the price of oil declined modestly during the reporting period. This was mostly just a reversal of the surge in oil prices that occurred in the months of August and September, as two major hurricanes passed through the Gulf of Mexico, which is a major oil producing area. After rising from $56.50 to $66.24 in the third quarter of 2005, the price of a barrel of oil fell back to $61.04 at the end of 2005. On the other hand, metals prices continued their recent rise in the fourth quarter. The price of gold rose from $469.30 to $517.00 per ounce during the fourth

Smith Barney Real Return Strategy Fund 2005 Annual Report         1

quarter, a rise of 10.2%. The price of copper rose from $186.00 to $215.41 per pound, a 15.8% gain.

There were somewhat mixed signals on the inflation front. As of December 2005, the overall Consumer Price Index (“CPI”)iii was up 3.4% from a year earlier. This marked a lower rate of inflation than had been seen in September, when the CPI was up 4.7% over the trailing 12 months. The drop in oil prices during the fourth quarter contributed to this decline in the rate of so-called “headline” inflation. By contrast, “core” inflation, which excludes the impact of food and energy prices, was running at a 2.2% rate at the end of December, up from 2.0% in September.

Broad stock and bond indices produced modest returns for the quarter, with the S&P 500 Indexiv up 2.09% and the Citigroup Broad Investment Grade Bond Indexv up 0.65%. The Fund seeks to identify sectors of the markets that the manager believes will outperform the broader domestic equity markets during periods of higher inflation. The three sectors of the equity market in which the Fund invests produced quite mixed returns for the reporting period. Metals and mining stock performance, as measured by the MSCI World Metals and Mining Index,vi gained 8.36%, in keeping with the rise in metals prices noted earlier. Share prices of real estate investment trusts, as measured by the Morgan Stanley REIT Index,vii rose 1.74% over the same period. Energy stock performance, as measured by the MSCI World Energy Index,viii reflected movement in the price of oil, falling 6.69%. On the fixed income side of the portfolio, the performance of U.S. Treasury inflation protected securities (“TIPS”)ix, as measured by the Lehman Brothers Global Real: U.S. TIPS Index,x was 0.11%.

Performance Review

For the period from October 1, 2005 through December 31, 2005, Class A shares of the Smith Barney Real Return Strategy Fund, excluding sales charges, returned -0.87%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Index, the Lehman Brothers Global Real: U.S. TIPS Index, the Morgan Stanley REIT Index, the MSCI World Energy Index and the MSCI World Metals and Mining Index, returned 2.09%, 0.11%, 1.74%, -6.69% and 8.36%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 2.37% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from October 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 1,033 funds in the Fund’s Lipper category, and excluding sales charges.

2         Smith Barney Real Return Strategy Fund 2005 Annual Report

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

From 10/1/05 -12/31/05

Real Return Strategy Fund — Class A Shares	-0.87%

S&P 500 Index	2.09%

Lehman Brothers Global Real: U.S. TIPS Index	0.11%

Morgan Stanley REIT Index	1.74%

MSCI World Energy Index	-6.69%

MSCI World Metals & Mining Index	8.36%

Lipper Multi-Cap Core Funds Category Average	2.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned -1.06% and Class C shares returned -1.06% over the period from October 1, 2005 through December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from October 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 1,033 funds for the period and excluding sales charges.

Thank you for your investment in the Smith Barney Real Return Strategy Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goal.

Sincerely,

Steven Bleiberg

Portfolio Manager

February 3, 2006

Smith Barney Real Return Strategy Fund 2005 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is subject to the risks associated with the individual equity market sectors represented in the Fund and IPS. The equity sectors may be more volatile than other types of investments and are sensitive to movements in the prices of their underlying commodities and geopolitical factors. The Fund is also subject to concentration, small-cap, mid-cap and foreign securities risks. The risks associated with IPS include deflation, interest rate, extension, liquidity and prepayment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. These and other risks are detailed in the prospectus. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans

iii	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

vi	The MSCI World Metals & Mining Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and focuses on the metal and mining sectors.

vii	The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts (“REITs”), designed to measure real estate equity performance.

viii	The MSCI World Energy Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and focuses on the energy sector.

ix	TIPS are bonds, sold at auction and available in 10- or 30-year maturities. They receive a fixed, stated rate of return. TIPS also increase their principal based on changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

[x]	The Lehman Brothers Global Real Index: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities.

4         Smith Barney Real Return Strategy Fund 2005 Annual Report

Fund at a Glance (unaudited)

Smith Barney Real Return Strategy Fund 2005 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	9.52%	$1,000.00	$1,095.20	1.20%	$6.34

Class B	9.13	1,000.00	1,091.30	1.95	10.28

Class C	9.13	1,000.00	1,091.30	1.95	10.28

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Smith Barney Real Return Strategy Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11

Class B	5.00	1,000.00	1,015.38	1.95	9.91

Class C	5.00	1,000.00	1,015.38	1.95	9.91

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Real Return Strategy Fund 2005 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 12/31/05	16.67%	15.84%	15.84%

Inception* through 12/31/05	15.61	14.91	14.91

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 12/31/05	10.88%	10.84%	14.84%

Inception* through 12/31/05	10.50	11.41	14.91

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 12/31/05)	17.89%

Class B (Inception* through 12/31/05)	16.94

Class C (Inception* through 12/31/05)	16.94

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A shares is November 12, 2004. Inception date for Class B and C shares is November 15, 2004.

8         Smith Barney Real Return Strategy Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Real Return Strategy Fund vs. Benchmark Indexes† (November 2004 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on November 12, 2004, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index comprised of U.S. Treasury Inflation Linked Index securities. The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts. The MSCI World Metals & Mining Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and focuses on the metals and mining sectors. The MSCI World Energy Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and focuses on the energy sector. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Real Return Strategy Fund 2005 Annual Report         9

Schedule of Investments (December 31, 2005)

SMITH BARNEY REAL RETURN STRATEGY FUND

Shares	Security	Value

COMMON STOCKS — 73.1%
ENERGY — 27.3%
Energy Equipment & Services — 2.0%
3,345	Halliburton Co.	$207,256
1,286	Noble Corp.	90,714
1,325	Schlumberger Ltd.	128,724

	Total Energy Equipment & Services	426,694

Oil, Gas & Consumable Fuels — 25.3%
63,258	BP PLC	672,967
12,298	Chevron Corp.	698,157
2,027	ConocoPhillips	117,931
4,568	EnCana Corp.	206,291
10,371	Eni SpA	287,752
16,856	Exxon Mobil Corp.	946,801
1,097	Gazprom, Registered Shares, Sponsored ADR	78,655
2,851	Kerr-McGee Corp.	259,042
30,500	Nippon Mining Holdings Inc.	217,081
1,855	Norsk Hydro ASA	190,568
17,017	Origin Energy Ltd.	93,823
4,709	Petroleo Brasileiro SA, Sponsored ADR	303,118
11,707	Royal Dutch Shell PLC, Class A Shares	357,399
9,000	Saipem SpA	147,717
11,766	Santos Ltd.	105,816
6,359	Statoil ASA	146,115
1,893	Total SA	475,687
5,955	Williams Cos. Inc.	137,977

	Total Oil, Gas & Consumable Fuels	5,442,897

	TOTAL ENERGY	5,869,591

EXCHANGE TRADED FUNDS — 0.9%
3,477	Energy Select Sector SPDR Fund	174,928
500	iShares Dow Jones U.S. Real Estate Index Fund	32,075

	TOTAL EXCHANGE TRADED FUNDS	207,003

MATERIALS — 20.4%
Metals & Mining — 20.4%
395	Aber Diamond Corp.	14,557
23	Acerinox SA	335
2,049	Agnico-Eagle Mines Ltd.	40,455
2,969	Alcan Inc., Toronto Shares	121,617
6,996	Alcoa Inc.	206,872
322	Algoma Steel Inc.	6,523
9,335	Alumina Ltd.	50,851
12,064	Anglo American PLC	410,322
4,978	Arcelor	123,499

See Notes to Financial Statements.

10         Smith Barney Real Return Strategy Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Metals & Mining — 20.4% (continued)
3,373	Barrick Gold Corp.	$93,760
29,945	BHP Billiton Ltd.	500,139
20,174	BHP Billiton PLC	329,211
8,336	BlueScope Steel Ltd.	42,656
58,109	Corus Group PLC	58,923
619	Dofasco Inc.	34,498
3,090	Falconbridge Ltd.	91,432
1,021	Freeport-McMoRan Copper & Gold Inc., Class B Shares	54,930
98	Glamis Gold Ltd.*	2,687
1,663	Goldcorp Inc.	36,941
1,660	Iluka Resources Ltd.	9,555
1,944	Inco Ltd.	84,199
396	IPSCO Inc.	32,846
2,216	Ivanhoe Mines Ltd.*	15,870
4,100	JFE Holdings Inc.	137,733
3,230	Kinross Gold Corp.*	29,753
15,000	Kobe Steel Ltd.	48,609
646	Meridian Gold Inc.*	14,117
2,000	Mitsubishi Materials Corp.	10,231
8,000	Mitsui Mining & Smelting Co., Ltd.	50,288
2,650	Newcrest Mining Ltd.	47,276
3,743	Newmont Mining Corp.	199,876
4,000	Nippon Light Metal Co., Ltd.	11,028
55,000	Nippon Steel Corp.	195,962
12,000	Nisshin Steel Co., Ltd.	38,785
593	Novelis Inc.	12,405
1,285	Nucor Corp.	85,735
2,297	Outokumpu OYJ	34,137
766	Phelps Dodge Corp.	110,204
4,673	Placer Dome Inc.	106,690
1,517	Rautaruukki OYJ	36,917
1,831	Rio Tinto Ltd.	92,752
8,082	Rio Tinto PLC	368,783
93	SSAB Svenskt Stal AB, Class A Shares	3,384
267	SSAB Svenskt Stal AB, Class B Shares	9,044
27,000	Sumitomo Metal Industries Ltd.	103,987
7,000	Sumitomo Metal Mining Co., Ltd.	86,639
1,140	Teck Cominco Ltd., Class B Shares	60,669
1,903	ThyssenKrupp AG	39,707
2,400	Tokyo Steel Manufacturing Co., Ltd.	34,815
916	United States Steel Corp.	44,032

	TOTAL MATERIALS	4,376,236

REAL ESTATE INVESTMENT TRUSTS (REITs) — 24.5%
Apartments — 4.3%
1,115	Amli Residential Properties Trust	42,426
2,703	Apartment Investment and Management Co., Class A Shares	102,362

See Notes to Financial Statements.

Smith Barney Real Return Strategy Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Apartments — 4.3% (continued)
4,957	Archstone-Smith Trust	$207,649
1,201	Avalonbay Communities Inc.	107,189
1,062	BRE Properties Inc., Class A Shares	48,300
1,627	Camden Property Trust	94,236
5,311	Equity Residential	207,766
141	Essex Property Trust Inc.	13,000
1,320	Home Properties Inc.	53,856
60	Post Properties Inc.	2,397
1,764	United Dominion Realty Trust Inc.	41,348

	Total Apartments	920,529

Diversified — 1.8%
1,502	Colonial Properties Trust	63,054
3,464	Crescent Real Estate Equities Co.	68,657
606	Investors Real Estate Trust	5,593
282	Lexington Corporate Properties Trust	6,007
3,578	Spirit Finance Corp.	40,610
2,302	Vornado Realty Trust	192,148

	Total Diversified	376,069

Health Care — 1.3%
1,816	Health Care Property Investors Inc.	46,417
1,173	Health Care REIT Inc.	39,764
1,718	Healthcare Realty Trust Inc.	57,158
255	Nationwide Health Properties Inc.	5,457
2,436	Senior Housing Properties Trust	41,193
273	Universal Health Realty Income Trust	8,556
2,421	Ventas Inc.	77,520

	Total Health Care	276,065

Industrial — 1.4%
1,135	AMB Property Corp.	55,808
397	CenterPoint Properties Trust	19,644
1,573	First Industrial Realty Trust Inc.	60,560
3,651	ProLogis	170,575

	Total Industrial	306,587

Industrial/Office – Mixed — 1.0%
1,514	Bedford Property Investors Inc.	33,217
2,186	Duke Realty Corp.	73,013
2,427	Liberty Property Trust	103,997
1	PS Business Parks Inc.	49

	Total Industrial/Office – Mixed	210,276

Lodging/Resorts — 1.4%
1,013	FelCor Lodging Trust Inc.	17,433
624	Highland Hospitality Corp.	6,895
2,041	Hospitality Properties Trust	81,844
5,465	Host Marriott Corp.	103,562

See Notes to Financial Statements.

12         Smith Barney Real Return Strategy Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Lodging/Resorts — 1.4% (continued)
5,067	MeriStar Hospitality Corp.*	$47,630
1,988	Strategic Hotel Capital Inc.	40,913

	Total Lodging/Resorts	298,277

Manufactured Homes — 0.2%
2,261	Affordable Residential Communities Inc.	21,547
827	Sun Communities Inc.	25,968

	Total Manufactured Homes	47,515

Office — 5.1%
106	Alexandria Real Estate Equities Inc.	8,533
4,494	American Financial Realty Trust	53,928
647	Arden Realty Inc.	29,005
1,805	BioMed Realty Trust Inc.	44,042
2,315	Boston Properties Inc.	171,611
2,020	Brandywine Realty Trust	56,378
408	CarrAmerica Realty Corp.	14,129
291	Corporate Office Properties Trust	10,342
7,714	Equity Office Properties Trust	233,966
2,062	Glenborough Realty Trust Inc.	37,322
1,924	Highwoods Properties Inc.	54,738
6,202	HRPT Properties Trust	64,191
210	Kilroy Realty Corp.	12,999
1,871	Mack-Cali Realty Corp.	80,827
851	Parkway Properties Inc.	34,159
969	Prentiss Properties Trust	39,419
863	Reckson Associates Realty Corp.	31,051
1,292	SL Green Realty Corp.	98,696
786	Trizec Properties Inc.	18,015

	Total Office	1,093,351

Regional Malls — 3.2%
1,923	CBL & Associates Properties Inc.	75,978
4,046	General Growth Properties Inc.	190,122
854	Macerich Co.	57,338
708	Mills Corp.	29,693
669	Pennsylvania Real Estate Investment Trust	24,994
4,058	Simon Property Group Inc.	310,964
223	Taubman Centers Inc.	7,749

	Total Regional Malls	696,838

Retail – Free Standing — 0.8%
2,417	Commercial Net Lease Realty Inc.	49,234
1,351	Getty Realty Corp.	35,518
2,796	Realty Income Corp.	60,449
2,151	Trustreet Properties Inc.	31,448

	Total Retail – Free Standing	176,649

See Notes to Financial Statements.

Smith Barney Real Return Strategy Fund 2005 Annual Report         13

Schedule of Investments (December 31, 2005) (continued)

Shares		Security	Value

Self Storage — 0.6%
1,129		Public Storage Inc.	$76,456
331		Shurgard Storage Centers Inc., Class A Shares	18,771
941		Sovran Self Storage Inc.	44,199

		Total Self Storage	139,426

Shopping Centers — 3.2%
2,793		Developers Diversified Realty Corp.	131,327
1,890		Equity One Inc.	43,697
642		Federal Realty Investment Trust	38,937
1,267		Heritage Property Investment Trust	42,318
2,972		Inland Real Estate Corp.	43,956
4,097		Kimco Realty Corp.	131,432
3,155		New Plan Excel Realty Trust Inc.	73,133
453		Pan Pacific Retail Properties Inc.	30,301
1,332		Ramco-Gershenson Properties Trust	35,498
562		Regency Centers Corp.	33,130
2,000		Urstadt Biddle Properties, Class A Shares	32,420
1,081		Weingarten Realty Investors	40,872

		Total Shopping Centers	677,021

Specialty — 0.2%
1,010		Entertainment Properties Trust	41,157

		TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs)	5,259,760

		TOTAL COMMON STOCKS (Cost — $13,467,655)	15,712,590

Face Amount	Rating‡
CORPORATE NOTES — 0.3%
Diversified Financial Services — 0.3%
$60,000	A+	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G, 5.600% due 9/28/07 (a) (Cost — $59,875)	59,582

U.S. TREASURY INFLATION PROTECTED SECURITIES — 23.7%
		U.S. Treasury Bonds, Inflation Indexed:
221,566		3.000% due 7/15/12	234,341
1,796,407		2.375% due 1/15/25	1,888,615
		U.S. Treasury Notes, Inflation Indexed:
184,941		3.625% due 1/15/08	189,962
1,336,016		3.875% due 1/15/09	1,404,592
710,346		4.250% due 1/15/10	770,282
625,896		1.625% due 1/15/15	603,183

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $5,191,082)	5,090,975

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $18,718,612)	20,863,147

See Notes to Financial Statements.

14         Smith Barney Real Return Strategy Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreements — 1.8%
$210,000	Interested in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds due at maturity — $210,100; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.950% due 1/11/06 to 11/15/30; Market value — $214,200)	$210,000
177,000	State Street Bank & Trust Co., dated 12/30/05, 3.050% due 1/3/06, Proceeds at maturity — $177,060; (Fully collateralized by U.S. Treasury Bonds, 8.125% due 8/15/19; Market value — $180,863)	177,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $387,000)	387,000

	TOTAL INVESTMENTS — 98.9% (Cost — $19,105,612#)	21,250,147
	Other Assets in Excess of Liabilities — 1.1%	238,148

	TOTAL NET ASSETS — 100.0%	$21,488,295

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
#	Aggregate cost for federal income tax purposes is $19,166,690.

See page 16 for definitions of ratings.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
SPDR	— Standard & Poor’s Depositary Receipts

Summary of Investments by Country*
United States	66.2%
United Kingdom	8.7
Canada	4.7
Australia	4.4
Japan	4.4
France	2.2
Italy	2.1
Netherlands	1.7
Norway	1.6
Brazil	1.4
Netherlands Antilles	0.6
Luxembourg	0.6
Cayman Islands	0.4
Russia	0.4
Finland	0.3
Germany	0.2
Sweden	0.1
Spain	0.0 **

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2005 and are subject to change.
**	Amount represents less than 0.1%.

See Notes to Financial Statements.

Smith Barney Real Return Strategy Fund 2005 Annual Report         15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings “AA” and “A” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

16         Smith Barney Real Return Strategy Fund 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $19,105,612)	$21,250,147
Foreign currency, at value (Cost — $3,617)	3,605
Cash	161,437
Dividends and interest receivable	105,763
Receivable from manager	37,029
Receivable for Fund shares sold	26,672
Prepaid expenses	21,994

Total Assets	21,606,647

LIABILITIES:
Distributions payable	10,703
Distribution fees payable (Notes 2 and 4)	4,608
Directors’ fees payable	2,177
Transfer agent fees payable	1,985
Accrued expenses	98,879

Total Liabilities	118,352

Total Net Assets	$21,488,295

NET ASSETS:
Par value (Note 6)	$1,658
Paid-in capital in excess of par value	19,237,210
Accumulated net realized gain on investments and foreign currency transactions	104,930
Net unrealized appreciation on investments and foreign currencies	2,144,497

Total Net Assets	$21,488,295

Shares Outstanding:
Class A	1,131,341

Class B	327,649

Class C	199,165

Net Asset Value:
Class A (and redemption price)	$12.96

Class B *	$12.96

Class C *	$12.96

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$13.64

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Real Return Strategy Fund 2005 Annual Report         17

Statement of Operations

(For the periods ended December 31, 2005 and September 30, 2005)

	December 31, 2005(1)(2)	September 30, 2005(3)
INVESTMENT INCOME:
Interest	$118,147	$167,545
Dividends	70,865	336,719
Less: Foreign taxes withheld	(2,685)	(15,327)

Total Investment Income	186,327	488,937

EXPENSES:
Registration fees	79,709	5,999
Management fee (Note 2)	34,163	93,520
Distribution fees (Notes 2 and 4)	25,238	61,254
Custody fees	21,173	82,700
Shareholder reports (Note 4)	14,763	59,368
Audit and tax	14,500	26,500
Legal fees	13,813	16,144
Transfer agent fees (Notes 2 and 4)	5,194	7,619
Directors’ fees	3,098	8,695
Organization costs (Note 1)	—	41,500
Miscellaneous expenses	692	2,914

Total Expenses	212,343	406,213
Less: Management fee waiver and expense reimbursement (Note 2)	(137,174)	(208,271)

Net Expenses	75,169	197,942

Net Investment Income	111,158	290,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	183,801	176,223
Foreign currency transactions	(1,635)	(23,962)

Net Realized Gain	182,166	152,261

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(498,930)	2,643,465
Foreign currencies	117	(155)

Change in Net Unrealized Appreciation/Depreciation	(498,813)	2,643,310

Net Gain (Loss) on Investments and Foreign Currency Transactions	(316,647)	2,795,571

Increase (Decrease) in Net Assets From Operations	$(205,489)	$3,086,566

(1)	For the period October 1, 2005 to December 31, 2005.
(2)	Effective October 1, 2005, Smith Barney Real Return Strategy Fund changed its fiscal year end to December 31.
(3)	For the period November 12, 2004 (commencement of operations) to September 30, 2005.

See Notes to Financial Statements.

18         Smith Barney Real Return Strategy Fund 2005 Annual Report

Statements of Changes in Net Assets

(For the periods ended December 31, 2005 and September 30, 2005)

	December 31, 2005(1)(2)	September 30, 2005(3)
OPERATIONS:
Net investment income	$111,158	$290,995
Net realized gain	182,166	152,261
Change in net unrealized appreciation/depreciation	(498,813)	2,643,310

Increase (Decrease) in Net Assets From Operations	(205,489)	3,086,566

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(175,988)	(302,611)
Net realized gains	(193,482)	—

Decrease in Net Assets From Distributions to Shareholders	(369,470)	(302,611)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,259,585	20,279,118
Reinvestment of distributions	349,309	278,538
Cost of shares repurchased	(977,818)	(1,909,433)

Increase in Net Assets From Fund Share Transactions	631,076	18,648,223

Increase in Net Assets	56,117	21,432,178
NET ASSETS:
Beginning of period	21,432,178	—

End of period*	$21,488,295	$21,432,178

* Includes undistributed net investment income of:	—	$49,168

(1)	For the period October 1, 2005 to December 31, 2005.
(2)	Effective October 1, 2005, Smith Barney Real Return Strategy Fund changed its fiscal year end to December 31.
(3)	For the period November 12, 2004 (commencement of operations) to September 30, 2005.

See Notes to Financial Statements.

Smith Barney Real Return Strategy Fund 2005 Annual Report         19

Financial Highlights

For a share of each class of capital stock outstanding throughout each period ended December 31, unless otherwise noted:

Class A Shares(1)	2005(2)(3)	2005(4)
Net Asset Value, Beginning of Period	$13.31	$11.40

Income (Loss) From Operations:
Net investment income	0.08	0.23
Net realized and unrealized gain (loss)	(0.20)	1.91

Total Income (Loss) From Operations	(0.12)	2.14

Less Distributions From:
Net investment income	(0.11)	(0.23)
Net realized gains	(0.12)	—

Total Distributions	(0.23)	(0.23)

Net Asset Value, End of Period	$12.96	$13.31

Total Return(5)	(0.87)%	18.92%

Net Assets, End of Period (000s)	$14,660	$15,006

Ratios to Average Net Assets:
Gross expenses(6)	3.64%	2.42%
Net expenses(6)(7)(8)	1.20	1.20
Net investment income(6)	2.34	2.17

Portfolio Turnover Rate	4%	52%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective October 1, 2005, Smith Barney Real Return Strategy Fund changed its fiscal year end to December 31.
(3)	For the period October 1, 2005 to December 31, 2005.
(4)	For the period November 12, 2004 (commencement of operations) to September 30, 2005.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived its fees and reimbursed expenses.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the Fund will not exceed 1.20%.

See Notes to Financial Statements.

20         Smith Barney Real Return Strategy Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each period ended December 31, unless otherwise noted:

Class B Shares(1)	2005(2)(3)	2005(4)
Net Asset Value, Beginning of Period	$13.31	$11.40

Income (Loss) From Operations:
Net investment income	0.05	0.16
Net realized and unrealized gain (loss)	(0.19)	1.90

Total Income (Loss) From Operations	(0.14)	2.06

Less Distributions From:
Net investment income	(0.09)	(0.15)
Net realized gains	(0.12)	—

Total Distributions	(0.21)	(0.15)

Net Asset Value, End of Period	$12.96	$13.31

Total Return(5)	(1.06)%	18.19%

Net Assets, End of Period (000s)	$4,247	$4,059

Ratios to Average Net Assets:
Gross expenses(6)	4.98%	4.26%
Net expenses(6)(7)(8)	1.95	1.95
Net investment income(6)	1.59	1.57

Portfolio Turnover Rate	4%	52%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective October 1, 2005, Smith Barney Real Return Strategy Fund changed its fiscal year end to December 31.
(3)	For the period October 1, 2005 to December 31, 2005.
(4)	For the period November 15, 2004 (commencement of operations) to September 30, 2005.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived its fees and reimbursed expenses.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the Fund will not exceed 1.95%.

See Notes to Financial Statements.

Smith Barney Real Return Strategy Fund 2005 Annual Report         21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each period ended December 31, unless otherwise noted:

Class C Shares(1)	2005(2)(3)	2005(4)
Net Asset Value, Beginning of Period	$13.31	$11.40

Income (Loss) From Operations:
Net investment income	0.05	0.16
Net realized and unrealized gain (loss)	(0.19)	1.90

Total Income (Loss) From Operations	(0.14)	2.06

Less Distributions From:
Net investment income	(0.09)	(0.15)
Net realized gains	(0.12)	—

Total Distributions	(0.21)	(0.15)

Net Asset Value, End of Period	$12.96	$13.31

Total Return(5)	(1.06)%	18.19%

Net Assets, End of Period (000s)	$2,581	$2,367

Ratios to Average Net Assets:
Gross expenses(6)	4.87%	3.99%
Net expenses(6)(7)(8)	1.95	1.95
Net investment income(6)	1.61	1.52

Portfolio Turnover Rate	4%	52%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Effective October 1, 2005, Smith Barney Real Return Strategy Fund changed its fiscal year end to December 31.
(3)	For the period October 1, 2005 to December 31, 2005.
(4)	For the period November 15, 2004 (commencement of operations) to September 30, 2005.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived its fees and reimbursed expenses.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 1.95%.

See Notes to Financial Statements.

22         Smith Barney Real Return Strategy Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Real Return Strategy Fund (the “Fund”) is a separate non-diversified series of Smith Barney Investment Funds Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective October 1, 2005, the Fund changed its fiscal year end to December 31.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a)  Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b)  Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c)  Other Risks. The Fund primarily invests in the energy, real estate and metals and mining sectors, as well as inflation protected securities. Therefore, the Fund is subject to additional concentrations of credit and market risks associated with these industry segments, such as fluctuating prices and supplies of oil and other energy fuels, fluctuating property values, interest and mortgage related risks, price volatility caused by global economic, financial and political factors, resource availability and government regulation.

Additionally, the Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest and dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropria -

Smith Barney Real Return Strategy Fund 2005 Annual Report         23

Notes to Financial Statements (continued)

tion, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

(d)  Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e)  REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based upon historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f)  Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g)  Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

24         Smith Barney Real Return Strategy Fund 2005 Annual Report

Notes to Financial Statements (continued)

(h)  Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i)  Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j)  Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$15,662	$(15,662)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

(k)  Organization Costs. It is the Fund’s policy to expense all costs related to the organization of the Fund as they are incurred. For the period ended September 30, 2005, the Fund paid $41,500 for audit and legal fees related to the initial registration of the Fund and related activities.

2.	Management and Subadvisory Agreements and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management agreement and sub-advisory agreements to terminate. The Fund’s shareholders approved a new investment management agreement with SBFM (the “Investment Management Agreement”) and new sub-advisory agreements between SBFM and the Fund’s sub-advisers, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid SBFM a fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. Under the new Investment Management

Smith Barney Real Return Strategy Fund 2005 Annual Report         25

Notes to Financial Statements (continued)

Agreement and new sub-advisory agreements, the management and sub-advisory fees remained unchanged.

During the periods ended December 31, 2005 and September 30, 2005, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.20%, 1.95%, and 1.95%, respectively. These expense limitations may be modified or terminated at anytime by SBFM. During the periods October 1, 2005 through December 31, 2005 and November 12, 2004 through September 30, 2005, SBFM voluntarily waived its entire investment management fee. In addition, for the periods October 1, 2005 through December 31, 2005 and November 12, 2004 through September 30, 2005, SBFM reimbursed the Fund for other operating expenses in the amount of $103,011 and $114,751, respectively.

Citigroup Asset Management Limited (“CAM Ltd.”), an affiliate of SBFM, serves as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement. CAM Ltd. manages the Fund’s Energy Securities segment under the supervision of SBFM. CAM Ltd. receives a fee from SBFM, not the Fund, for its services, computed daily and paid monthly, at the annual rate of 0.45% of the Fund’s average daily net assets allocated to the Energy Securities segment.

TIMCO Asset Management Inc. (“TIMCO”), also an affiliate of SBFM, serves as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement. TIMCO manages the Fund’s Real Estate Securities and Metals and Mining Securities segments under the supervision of SBFM. TIMCO receives a fee from SBFM, not the Fund, for its services, computed daily and paid monthly, at the annual rate of 0.45% of the Fund’s average daily net assets allocated to the Real Estate Securities and Metals and Mining Securities segments.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. During the periods October 1, 2005 through December 31, 2005 and November 12, 2004 through September 30, 2005, the Fund paid transfer agent fees of $2,597 and $4,327, respectively, to CTB.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (the “Rule 12b-1 Plan”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if

26         Smith Barney Real Return Strategy Fund 2005 Annual Report

Notes to Financial Statements (continued)

redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the periods October 1, 2005 through December 31, 2005 and November 12, 2004 through September 30, 2005, CGM, its affiliates and LMIS received sales charges of approximately $50,000 and $154,000, respectively, on sales of the Fund’s Class A shares. In addition, for the periods October 1, 2005 through December 31, 2005 and November 12, 2004 through September 30, 2005, CDSCs paid to CGM, its affiliates and LMIS were approximately:

	October 1, 2005- December 31, 2005			November 12, 2004- September 30, 2005

	Class B	Class C		Class B	Class C
CDSCs	$5,000	$0	*	$3,000	$0	*

*	Amount represents less than $1,000.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the period ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government and Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,203,889	$198,873

Sales	756,375	165,666

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,419,593
Gross unrealized depreciation	(336,136)

Net unrealized appreciation	$2,083,457

4.	Class Specific Expenses

Pursuant to the Rule 12b-1 Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C

Smith Barney Real Return Strategy Fund 2005 Annual Report         27

Notes to Financial Statements (continued)

shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. These fees are accrued daily and paid monthly.

For the period October 1, 2005 through December 31, 2005, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$9,106	$2,172	$6,137

Class B	10,067	1,988	5,533

Class C	6,065	1,034	3,093

For the period November 12, 2004 through September 30, 2005, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$27,542	$3,853	$24,810

Class B	19,488	2,152	22,188

Class C	14,224	1,614	12,370

5.	Distributions to Shareholders by Class

	Period Ended December 31, 2005(1)	Period Ended September 30, 2005(2)
Class A
Net investment income	$127,635	$246,666
Net realized gains	134,033	—

Total	$261,668	$246,666

Class B
Net investment income	$30,087	$33,191
Net realized gains	37,242	—

Total	$67,329	$33,191

Class C
Net investment income	$18,266	$22,754
Net realized gains	22,207	—

Total	$40,473	$22,754

(1)	For the period October 1, 2005 to December 31, 2005.
(2)	For the period November 12, 2004 (commencement of operations) to September 30, 2005 for Class A, and November 15, 2004 (commencement of operations) to September 30, 2005 for Classes B and C.

28         Smith Barney Real Return Strategy Fund 2005 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At December 31, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended December 31, 2005(1)		Period Ended September 30, 2005(2)
	Shares	Amount	Shares	Amount
Class A
Shares sold	33,012	$423,430	1,208,373	$13,876,263
Shares issued on reinvestment	19,421	253,155	18,553	230,077
Shares repurchased	(48,655)	(617,440)	(99,363)	(1,156,258)

Net Increase	3,778	$59,145	1,127,563	$12,950,082

Class B
Shares sold	42,777	$551,181	362,405	$4,292,205
Shares issued on reinvestment	4,486	58,473	2,195	27,781
Shares repurchased	(24,553)	(311,196)	(59,661)	(686,428)

Net Increase	22,710	$298,458	304,939	$3,633,558

Class C
Shares sold	22,229	$284,974	181,784	$2,110,650
Shares issued on reinvestment	2,892	37,681	1,651	20,680
Shares repurchased	(3,793)	(49,182)	(5,598)	(66,747)

Net Increase	21,328	$273,473	177,837	$2,064,583

(1)	For the period October 1, 2005 to December 31, 2005.
(2)	For the period November 12, 2004 (commencement of operations) to September 30, 2005 for Class A, and November 15, 2004 (commencement of operations) to September 30, 2005 for Classes B and C.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the periods ended December 31, 2005 and September 30, 2005 were as follows:

	December 31, 2005	September 30, 2005
Distributions paid from:
Ordinary Income	$366,615	$302,611
Net Long-Term Capital Gains	2,855	—

Total Distributions Paid	$369,470	$302,611

Smith Barney Real Return Strategy Fund 2005 Annual Report         29

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$166,008
Unrealized appreciation(a)	2,083,419

Total accumulated earnings — net	$2,249,427

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

30         Smith Barney Real Return Strategy Fund 2005 Annual Report

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive broker -

Smith Barney Real Return Strategy Fund 2005 Annual Report         31

Notes to Financial Statements (continued)

age commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

11. Subsequent Event

Effective February 1, 2006, SBFM, the Fund’s investment manager, assumed portfolio management responsibilities for the Fund’s Energy Securities, Real Estate Securities and Metals and Mining Securities segments. As a result, the identity of these segments’ portfolio managers and the manner in which these segments are managed have changed. The changes are described in detail in a supplement dated February 1, 2006 to the Fund’s most recent Prospectus that was mailed to Fund shareholders. The sub-advisory agreements with

32         Smith Barney Real Return Strategy Fund 2005 Annual Report

Notes to Financial Statements (continued)

CAM Ltd with respect to the Fund’s Energy Securities segment and with TIMCO with respect to the Fund’s Real Estate Securities and Metals and Mining Securities segments have been terminated.

SBFM anticipates that implementation of the investment approaches used by the new segment managers initially will result in more portfolio turnover than is typical for the Fund, which will produce transaction costs. SBFM intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders who do not hold fund shares in tax-advantaged accounts and could lower the Fund’s after-tax performance.

Smith Barney Real Return Strategy Fund 2005 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Real Return Strategy Fund, a series of Smith Barney Investment Funds Inc., as of December 31, 2005, and the related statements of operations, changes in net assets, and the financial highlights for the periods October 1, 2005 to December 31, 2005 and November 12, 2004 (commencement of operations) to September 30, 2005. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Real Return Strategy Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the periods October 1, 2005 to December 31, 2005 and November 12, 2004 to September 30, 2005, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

34         Smith Barney Real Return Strategy Fund 2005 Annual Report

Board Approval of Management Agreement and Subadvisory Agreements (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreements, pursuant to which Citigroup Asset Management Limited (“CAM Ltd.”) manages the Fund’s energy securities segment and TIMCO Asset Management Inc. (“TIMCO” and, together with CAM Ltd., the “Sub-Advisers”) manages the Fund’s real estate and metals and mining securities segments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940” Act) (the “Independent Directors”)), of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Sub-Advisers. The Independent Directors requested and received information from the Manager and Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-Advisers. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup Inc. (“Citigroup”) had announced an agreement to sell the Manager to Legg Mason Inc. (“Legg Mason”), which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, new Agreements permitting the Manager and Sub-Advisers to continue to provide their services to the Fund after consummation of the sale of the Manager to Legg Mason.

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager and Sub-Advisers

Smith Barney Real Return Strategy Fund 2005 Annual Report         35

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

under the respective Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board members also considered the Manager’s supervisory activities over the Sub-Advisers. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager and Sub-Advisers about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager and Sub-Advisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc. (“Lipper”), an

36         Smith Barney Real Return Strategy Fund 2005 Annual Report

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark indexes. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “multi-cap core funds” by Lipper, was for the period November 30, 2004 through March 31, 2005. The Fund performed better than the median for the period. It was noted that the Fund commenced operations in November 2004 and, thus, had a limited performance track record upon which to judge the performance of the Manager and Sub-Advisers. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be better than the Lipper category average during the second quarter. Based on its review, the Board was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board noted that the Manager, and not the Fund, pays the sub-investment advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements in place for the Fund during the review period and considered the actual fee rate (after taking the waivers and/or reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued. It was noted that the Manager had waived receipt of its entire management fee.

Additionally, the Board received and considered information comparing the Fund’s Contractual and Actual Management Fees and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The

Smith Barney Real Return Strategy Fund 2005 Annual Report         37

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as “multi-cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was the lowest of the total expense ratios of the funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s voluntary waiver of its entire management fee and the effect such waiver had on the Manager’s profitability managing the Fund. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that, as a relatively new fund with assets of less $20 million, consideration of economies of scale with respect to the Fund was premature. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed Fund fees, become a smaller

38         Smith Barney Real Return Strategy Fund 2005 Annual Report

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

*    *    *

Approval of the New Agreements

The Board, including the Independent Directors, approved new Agreements to take effect if shareholders approve the new Agreements and Legg Mason acquires the Manager (the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the Fund’s portfolio management team and the level of other services provided after the Transaction, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreements. The Board also considered the following:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager and Sub-Advisers, including compliance services and no change to the division of responsibilities between the Manager and each Sub-Adviser and the services provided by each of them;

(iii) that representatives of Legg Mason advised the Board that Legg Mason has no present intention to alter the expense waivers and/or reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager and Sub-Advisers will have substantially the same access to the Citigroup sales force when distributing Fund shares as is currently provided to CAM and that other arrangements between the Manager and Sub-Advisers and Citigroup sales channels will be preserved;

Smith Barney Real Return Strategy Fund 2005 Annual Report         39

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriters; and

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreements, but will remain the same.

Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided by the Manager and each Sub-Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Manager and Sub-Advisers to provide those services. It was noted, however, that changes in portfolio managers and other personnel could occur following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason indicated that it could potentially make available to the Manager or Sub-Advisers additional portfolio management resources. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreements.

In evaluating the costs of the services to be provided by the Manager and Sub-Advisers under the new Agreements and the profitability to the Manager and Sub-Advisers resulting from their relationships with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager and Sub-Advisers from their relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreements that the level of profitability from their relationship with the Fund was not excessive.

40         Smith Barney Real Return Strategy Fund 2005 Annual Report

Board Approval of Management Agreement and Subadvisory Agreements (unaudited) (continued)

In evaluating the fall-out benefits to be received by the Manager and Sub-Advisers under the new Agreements, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreements. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

In reviewing the Transaction, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time.

Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Smith Barney Real Return Strategy Fund 2005 Annual Report         41

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Real Return Strategy Fund (the “Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (April 2000 to present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	49	None

Frank G. Hubbard c/o Smith Barney Mutual Funds 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998)	15	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue, Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group Inc. (since 1963)	15	None

42         Smith Barney Real Return Strategy Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	183	None
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A
Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

Smith Barney Real Return Strategy Fund 2005 Annual Report         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Guy Bennett Batterymarch Financial Management, Inc. (“Batterymarch”) 200 Clarendon Street Boston, MA 02116 Birth Year: 1958	Vice President and Investment Officer	Since 2006	Portfolio manager of Batterymarch	N/A	N/A

Steven Bleiberg CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2004	Managing Director and Head of Global Investment Strategy of CAM (since 2003); Chairman of the Global Equity Strategy Group (from 1999 to 2003)	N/A	N/A

Christopher W. Floyd Batterymarch 200 Clarendon Street Boston, MA 02116 Birth Year: 1970	Vice President and Investment Officer	Since 2006	Portfolio manager of Batterymarch (since 2003); quantitative analyst (from 2000-2002)	N/A	N/A

Thomas Linkas Batterymarch 200 Clarendon Street Boston, MA 02116 Birth Year: 1947	Vice President and Investment Officer	Since 2006	Investment Officer of SBFM; Chief Investment Officer of Batterymarch (since 1999)	N/A	N/A

Charles Lovejoy Batterymarch 200 Clarendon Street Boston, MA 02116 Birth Year: 1954	Vice President and Investment Officer	Since 2006	Portfolio manager of Batterymarch	N/A	N/A

Frederick Marki CAM 399 Park Avenue New York, NY 10022 Birth Year: 1961	Vice President and Investment Officer	Since 2004	Director of CAM	N/A	N/A

David A. Torchia CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

John Vietz Batterymarch 200 Clarendon Street Boston, MA 02116 Birth Year: 1971	Vice President and Investment Officer	Since 2006	Portfolio manager of Batterymarch (since 2005); quantitative analyst (from 2003-2004); equity research analyst at Manning & Napier and Barra Rogers Casey	N/A	N/A

44         Smith Barney Real Return Strategy Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (2005 to Present); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Steven Frank CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of certain mutual funds associated with CAM	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Real Return Strategy Fund 2005 Annual Report         45

Additional Shareholder Information (unaudited)

Smith Barney Investment Funds Inc.

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to elect Directors of Smith Barney Investment Funds Inc. The following table provides the number of votes cast for or withheld, as well as the number of abstentions and broker non-votes as to this matter.

Item Voted On	Votes For	Withheld	Abstentions
Election of Directors
Nominees:
Paul R. Ades	154,295,546.159	5,699,406.286	1,101,216.604
Dwight Crane	154,269,645.182	5,725,307.263	1,101,216.604
R. Jay Gerken	154,204,059.413	5,790,893.032	1,101,216.604
Frank G. Hubbard	154,276,889.022	5,718,063.423	1,101,216.604
Jerome H. Miller	154,266,400.237	5,728,552.208	1,101,216.604
Ken Miller	154,326,232.680	5,668,719.765	1,101,216.604

Smith Barney Real Return Strategy Fund

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to approve (1) a new management agreement and (2) new sub-advisory agreements for Smith Barney Real Return Strategy Fund. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to these matters.

Item Voted On	Votes For	Votes Against	Abstentions
New Management Agreement	828,730.980	4,661.637	8,081.195
New Sub-Advisory Agreement with Citigroup Asset Management Limited	828,453.300	3,725.342	9,295.170
New Sub-Advisory Agreement with TIMCO Asset Management Inc.	828,964.517	3,441.485	9,067.810

46         Smith Barney Real Return Strategy Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2005:

Record Date:	12/8/2005	12/27/2005
Payable Date:	12/9/2005	12/28/2005

Ordinary Income:
Qualified Dividend Income for Individuals	37.56%	37.56%

Dividends Qualifying for the Dividends Received Deduction for Corporations	12.41%	12.41%

Interest from Federal Obligations	38.32%	38.32%

Long-Term Capital Gain Distributions	—	$0.001738

The following information is provided with respect to the distributions paid during the taxable period ended September 30, 2005:

Record Date:	3/15/2005	6/21/2005	9/27/2005
Payable Date:	3/18/2005	6/24/2005	9/30/2005

Ordinary Income:
Qualified Dividend Income for Individuals	37.89%	37.89%	37.89%

Dividends Qualifying for the Dividends Received Deduction for Corporations	11.22%	11.22%	11.22%

Interest from Federal Obligations	34.85%	34.85%	34.85%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney Real Return Strategy Fund 2005 Annual Report         47

Smith Barney Real Return Strategy Fund

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Guy Bennett

Vice President and

Investment Officer

Steven Bleiberg

Vice President and
Investment Officer

Christopher W. Floyd

Vice President and

Investment Officer

Thomas Linkas

Vice President and Investment Officer

Frederick Marki

Vice President and
Investment Officer

Charles Lovejoy

Vice President and

Investment Officer

David A. Torchia

Vice President and
Investment Officer

John Vietz

Vice President and

Investment Officer

OFFICERS (continued)

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money

Laundering Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. — Smith Barney Real Return Strategy Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03280 2/06	06-9700

Smith Barney

Investment Funds Inc.

Smith Barney

Real Return Strategy Fund

The Fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

SMITH BARNEY REAL RETURN STRATEGY FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerome Miller, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Miller as the Audit Committee’s financial expert. Mr. Miller is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2004 and $0 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $4,000 in 2005. These services rendered in connection with the review of the registration statement filed on Form N-1A for the Smith Barney Investment Funds Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2004 and $0 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Funds Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Fund Inc.

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Fund Inc.

Date:	March 10, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Fund Inc.

Date:	March 10, 2006